UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          September 6, 2012

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

200 E. Randolph Street, 24th Floor
Chicago, Illinois	60601-6436
(Address of Principal Executive Offices)	(ZIP Code)

(312) 565-6868
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2012, Merge Healthcare Incorporated (the “Company”) issued a press release announcing that its Board of Directors has retained Allen & Company LLC, a New York-based investment bank, to assist in exploring and evaluating a broad range of strategic alternatives, including, but not limited to, a sale of the Company or a business combination.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit                                Description
99.1                              Press release, dated September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

September 6, 2012	/s/ Ann G. Mayberry-French
By: Ann G. Mayberry-French
Title: General Counsel and Corporate Secretary